EXHIBIT 10.13

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 27, 2012, is entered into by and among the undersigned with respect to that certain Credit Agreement, dated as of November 16, 2011, (the “Credit Agreement”) by and among Great Lakes Aviation, Ltd., an Iowa corporation (“Great Lakes”), the financial institutions and other entities that are parties thereto as Lenders, Crystal Financial LLC (in its individual capacity, “Crystal” or “Administrative Agent”) and GB Merchant Partners, LLC (in its individual capacity “GB Merchant” or “Collateral Agent”, and together with the Administrative Agent, the “Agents” and each individually an “Agent”).

W I T N E S S E T H:

WHEREAS, the Lenders have extended credit to Great Lakes, pursuant to the terms and subject to the conditions of the Credit Agreement;

WHEREAS, Great Lakes has requested that Agents and the Lenders agree to amend the Credit Agreement upon the terms and subject to the conditions set forth herein; and

WHEREAS, as an accommodation to Great Lakes, the Agents and the undersigned Lenders (constituting Requisite Lenders) have agreed to amend the Credit Agreement, subject in all respects, however, to the terms and the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. In addition, as used herein, the following terms shall have the following meanings:

“Second Amendment Effective Date” means the date on which all of the conditions set forth in Section 4 of this Amendment have been satisfied (or waived by the Requisite Lenders).

2. Amendment to Credit Agreement. Effective upon the Second Amendment Effective Date, Annex A to the Credit Agreement is hereby amended by amending and restating the definition of Capital Expenditures in its entirety to read as follows:

““Capital Expenditures” means, with respect to any Person for any period, the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, provided, however it is understood and agreed that Capital Expenditures do not include (i) any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP, (ii) any capitalizable spares, rotables, aircraft parts, upgrades (software or hardware) or other flight equipment related to any Aircraft, (iii) an amount not to exceed $250,000 with respect to the Raddix reservation system license upgrade, (iv) any capital expenditures attributable to the purchase of up to three (3) Aircraft, so long as such Aircraft are purchased after the Closing Date but on or prior to January 31, 2012, and (v) any capital expenditures associated with the purchase of an additional (2) Aircraft, so long as such Aircraft are purchased after January 31, 2012 but on or prior to December 31, 2012 and the aggregate cash consideration paid for such Aircraft does not exceed $1,800,000. For avoidance of doubt the capital expenditures attributable to the purchase of any Aircraft, other than the Aircraft that are explicitly excluded in the foregoing clauses (ii), (iv) and (v), shall be included in the calculation of Capital Expenditures.”

3. Supplement to Aircraft Security Agreement. Within thirty (30) days of the date of this Amendment, Great Lakes shall execute a Mortgage Supplement (as defined in the Aircraft Security Agreement) with respect to the Aircraft excluded from the definition of Capital Expenditures (after giving effect to this Amendment) pursuant to clause (v) of the definition thereof.

4. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agents and the Requisite Lenders, of the following conditions precedent:

(a) the execution and delivery of this Amendment by Great Lakes, the Agents, and the Requisite Lenders;

(b) the representations and warranties set forth in Section 5 hereof shall be true and correct (and Great Lakes hereby certifies, by its signatures below that each of the following are true and correct) as of the date hereof and as of the Second Amendment Effective Date; and

(c) no Default or Event of Default shall exist after giving effect to this Amendment.

5. Representations and Warranties. Great Lakes hereby represents and warrants to the Agents and each Lender as follows:

(a) Great Lakes is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Great Lakes has the power and authority to execute, deliver and perform its obligations under this Amendment;

(c) the execution, delivery and performance by Great Lakes of this Amendment has been duly authorized by all necessary corporate action and does not and will not require any registration with, consent or approval of, notice to or action by, any Person;

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(d) this Amendment constitutes the legal, valid and binding obligation of Great Lakes, enforceable against it in accordance with its terms;

(e) no Default or Event of Default shall exist after giving effect to this Amendment;

(f) all representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct as of the date hereof, except to the extent made as of a specific date, in which case each such representation and warranty shall be true and correct as of such date; and

(g) by its signature below, Great Lakes agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in any material respect as of the date when made or deemed made.

6. Reaffirmation. Great Lakes as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which the grants liens or security interests in its property, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents and (ii) ratifies and reaffirms any liens on or security interests in any of its property pursuant to any Loan Document and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Great Lakes hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or Lenders, or, except as expressly set forth herein, constitute a waiver of any provision of any of the Loan Documents, or serve to affect a novation of the Obligations.

7. Miscellaneous.

(a) Reference to and Effect on the Loan Documents. Except for the amendments and modifications expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor constitute a waiver of, or a consent in connection with, any other provision of the Loan Documents. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires. Great Lakes agrees that, except as expressly modified hereby, the Credit Agreement and other Loan Documents remain in full force and effect in accordance with their terms and are hereby ratified and reaffirmed.

(b) Costs, Expenses and Taxes. Great Lakes agrees to reimburse the Lenders and each Agent on demand for all out-of-pocket costs, expenses and charges incurred by them in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the fees and expenses of Proskauer Rose LLP) and any other instruments and documents to be delivered hereunder.

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(c) Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

(d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Great Lakes and its successors and assigns and each Agent and Lenders and their successors and assigns.

(f) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed as of the date first written above.

GREAT LAKES:

GREAT LAKES AVIATION, LTD.

By:	/s/ Michael Matthews
Name:	Michael Matthews
Title:	Chief financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

CRYSTAL FINANCIAL LLC

By:	/s/ Christopher A. Arnold
Name:	Christopher A. Arnold
Title:	Managing Director

SECOND AMENDMENT TO CREDIT AGREEMENT

COLLATERAL AGENT:

GB MERCHANT PARTNERS, LLC

By:	/s/ Lawrence Klaff
Name:	Lawrence Klaff
Title:	Managing Director

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

CRYSTAL FINANCIAL SPV LLC

By:	/s/ Christopher A. Arnold
Name:	Christopher A. Arnold
Title:	Managing Director

CRYSTAL FINANCIAL LLC

By:	/s/ Christopher A. Arnold
Name:	Christopher A. Arnold
Title:	Managing Director

SECOND AMENDMENT TO CREDIT AGREEMENT

1903 ONSHORE FUNDING, LLC

By:	/s/ Lawrence Klaff
Name:	Lawrence Klaff
Title:	Managing Director

SECOND AMENDMENT TO CREDIT AGREEMENT